SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO EQUITY GATEWAY FUNDS

Wells Fargo Small Company Growth Fund

Wells Fargo Small Company Value Fund

(each a “Fund”, together the “Funds”)

At Special Meetings of Shareholders held on August 12th (for Wells Fargo Small Company Value Fund) and August 25th, 2016 (for Wells Fargo Small Company Growth Fund), shareholders of the Funds approved a new sub-advisory agreement with Peregrine Capital Management LLC (“Peregrine”) for the Wells Fargo Small Company Growth Portfolio and the Wells Fargo Small Company Value Portfolio. The new sub-advisory agreement will be effective upon the change of control of Peregrine, which is expected to occur after the close of business on August 31, 2016.  After the change of control, Peregrine will no longer be a wholly owned subsidiary of Wells Fargo & Company.

Accordingly, as of September 1, 2016, the description of Peregrine in the section “Management of the Funds” is replaced with the following:

“Peregrine Capital Management LLC ("Peregrine"), is a registered investment adviser located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402. Peregrine provides investment advisory services to registered investment companies, corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.”

August 26, 2016                                                                                                                 EGIT086/P904SP